[LOGO]    Bank of America Illinois                        Demand Promissory Note

231 South LaSalle Street
Chicago, Illinois  60697


$10,000,000                                 Chicago, Illinois:  January 29, 1997

On the earlier of April 28, 1997 (the "Termination Date") or demand, for value received, MERCURY FINANCE COMPANY (the "Borrower") hereby promises to pay to the order of BANK OF AMERICA ILLINOIS (the "Bank"), the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of all advances made by the Bank to the undersigned hereunder. The initial advance, all subsequent advances and all payments made on account of principal will be recorded by the holder in its records.

The Borrower further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount of this Note outstanding from time to time, from the date of the initial advance under this Note until paid in full, at the Reference Rate. "Reference Rate" means the rate of interest publicly announced from time to time by the Bank in Chicago, Illinois, as its Reference Rate. The Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate will take effect at the opening of business on the day specified in the public announcement of a change in the Reference Rate. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Interest accruing prior to demand will be payable monthly on the first day of each month and at the time of demand, beginning with the first such date to occur after the initial advance. Interest accruing after demand will be payable on demand.

If demand for payment is not sooner made, the Borrower will repay in full all principal and any unpaid interest or other charges outstanding hereunder no later than the Termination Date. Each payment by the Borrower will be made in lawful money of the United States of America without set-off or counterclaim in immediately available funds not later than 2:00 p.m., Chicago time, at the Bank's office at 231 South LaSalle Street, Chicago, Illinois 60697. Funds received on any day after such time will be deemed to have been received on the next banking day.

This Note is binding on the Borrower's successors and assigns and inures to the benefit of the Bank's successors and assigns. All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

This Note is governed by the internal laws of the State of Illinois.

The Borrower irrevocably agrees that subject to the Bank's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF, FROM OR RELATED TO THIS NOTE WILL BE LITIGATED IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS. THE BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS STATED BELOW AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

THE BORROWER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                   MERCURY FINANCE COMPANY

                                   /s/ William A. Brandt, Jr.
                                   Title:  President

                                   100 Field Drive
                                   Suite 940
                                   Lake Forest, Illinois  60045

                       CERTIFICATE OF ASSISTANT SECRETARY


          The undersigned, being the duly elected Assistant Secretary of Mercury Finance Company, does hereby certify as follows:

          (1)  The current members of the Board of Directors are:

                    John N. Brincat
                    Dennis H. Chookaszian
                    William C. Croft
                    Clifford R. Johnson
                    Andrew McNally, IV
                    Bruce I. McPhee
                    Fred G. Steingraber
                    Philip J. Wicklander

          (2) The following individuals are the duly elected officers of Mercury Finance Company:

                    William Brandt - President
                    Jeffrey Brincat - Vice President - Administration John N. Brincat, Jr. - Vice President - Operations Richard P. Bosson - Vice President - Operations George R. Carey - Vice President - Operations Steven G. Gould - Vice President - Operations Charles H. Lam - Vice President - Operations Sheila M. Tilson - Vice President - Operations Michael W. Stremlau - Vice President - Insurance

McDermott, Will & Emery shall be entitled to rely on this Certificate until I provide, or another authorized officer of the Company provides, a subsequent Certificate with additional information.

February 4, 1997

                                   /s/ Sheila M. Tilson
                                   Assistant Secretary



                                                                February 6, 1997

                                   CERTIFICATE


          The undersigned, Assistant Secretary of Mercury Finance Company (the "Company"), does hereby certify that attached hereto as "Exhibit A" is a true and correct copy of a resolution of the Board of the Company adopted by said Board at a meeting thereof duly held and constituted in accordance with the by-laws on January 30, 1997.

          Said resolution remains in full force and effect as of the date hereof.

                                   /s/ Sheila M. Tilson
                                        Sheila Tilson
                                        Assistant Secretary

February 6, 1997
                                                                     "EXHIBIT A"

                                   RESOLUTION


          WHEREAS the Bank of America has offered to provide emergency financing to the Company by means of a $10,000,000 Demand Note (the "Note") dated
January 29, 1997 and due April 28, 1997 and

          WHEREAS it is in the best interest of the Company to execute said
Note.

          NOW THEREFORE, the President or Treasurer of the Company is authorized to execute the Note effective January 29, 1997 and the Board does hereby ratify such execution to be effective the date of the Note.

January 30, 1997